                                                                    Exhibit 10.1

                               Retention Bonus for
                             Chief Financial Officer

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                        Bonus
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      Component 1(1)              Component 2(2)              Total Bonus

---------------------------- -------------------------- ------------------------
         $145,000                    $145,000                   $290,000
---------------------------- -------------------------- ------------------------

(1)  Payable upon completion of the Audit Committee investigation,  if an active employee.
(2)  Payable in June 2006, if an active employee.